UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2012

SANTARUS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50651	33-0734433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3721 Valley Centre Drive, Suite 400, San Diego, California 92130

(Address of Principal Executive Offices) (Zip Code)

(858) 314-5700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 19, 2012, Santarus, Inc. (“Santarus”) received a Paragraph IV Certification Notice from Mylan Pharmaceuticals Inc. (“Mylan”) advising of the submission to the U.S. Food and Drug Administration (“FDA”) of an Abbreviated New Drug Application (“ANDA”) for a generic version of Fenoglide® (fenofibrate) tablets, 40 mg and 120 mg. Mylan’s notice letter alleges invalidity, unenforceability and/or non-infringement of U.S. Patent Nos. 7,658,944 and 8,124,125, which are listed in the FDA Orange Book for Fenoglide tablets.

Santarus is evaluating its options in response to Mylan’s notice letter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.

Date: December 19, 2012	By:	/s/ Gerald T. Proehl
	Name:	Gerald T. Proehl
	Title:	President and Chief Executive Officer